MERRILL LYNCH

                                     SPECIAL

                                PROTOTYPE DEFINED

                                CONTRIBUTION PLAN

                               ADOPTION AGREEMENT

 ------------------------------------------------------------------------------


                                   401(K) PLAN


                         Letter Serial Number: D359287b
                      National Office Letter Date: 6/29/93


This Prototype Plan and Adoption Agreement are important legal instruments with legal and tax implications for which the Sponsor, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, does not assume responsibility. The Employer is urged to consult with its own attorney with regard to the adoption of this Plan and its suitability to its circumstances.

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                                       37



Adoption of Plan

The Employer named below hereby establishes or restates a profit-sharing plan that includes a 401(k) feature (the "Plan") by adopting the Merrill Lynch Special Prototype defined Contribution Plan and Trust as modified by the terms and provisions of this Adoption Agreement.

Employer and Plan Information

Employer Name:    PSC Inc.

Business Address: 675 Basket Road
                  Webster, New York 14580

Telephone Number: (716) 265-1600

Employer Taxpayer ID Number:  16-0969362

Employer Taxable Year ends on:  December 31st

Plan Name:  PSC Inc. 401(k) Plan

Plan Number:  001


Effective Date of Adoption or Restatement:..01/01/95

Tax Reform Act of 1986 Restatement Date:....01/01/89

Original Effective Date:   07/01/85

If this Plan is a continuation or an amendment of a prior plan, all optional forms of benefits provided in the prior plan must be provided under this Plan to any Participant who had an account balance, whether or not vested, in the prior plan.
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                                       38



                             ARTICLE I. Definitions


A.       "Compensation"

     (1) With respect to each Participant, except as provided below, Compensation shall mean the:

          (a) amount reported in the "Wages tips and Other Compensation" Box on Form W-2 for the applicable period selected in Item 5 below.

          (b) compensation for Code Section 415 safe-harbor purposes (as defined in Section 3.9.1 (H) (i) of basic plan document #03) for the applicable period selected in Item 5 below.

x         (c) amount reported pursuant to Code Section 3401(a) for the applicable period selected in Item 5 below.

x (d) all amounts received (under either option (a) or (b) above) for personal services rendered to the Employer but excluding (select one):

                            overtime
                    x       bonuses
                    x       commissions
                            amounts in excess of $
                    x       other (specify)   Cash Bonus/Profit Sharing.

     (2)  Treatment of Elective Contributions (select one):

x (a) For purposes of contributions, Compensation shall include Elective Deferrals and amounts excludable from the gross income of the Employee under Code Section 125, Code Section 402(e)(3), Code Section 401(h) or Code Section
              403(b)("elective contributions").

          (b) For purposes of contributions, Compensation shall not include (elective contributions)."

     (3)  CODA Contributions (select one):

x         (a) For purposes of the ADP and ACP Tests, Compensation shall include
              "elective contributions."

          (b) For purposes of the ADP and ACP Tests, Compensation shall not include "elective contributions."
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                                       39


     (4)  With  respect  to  Contributions  to  an  Employer   Contributions
          Account, Compensation shall include all Compensation (select one):

x         (a) during the Plan Year in which the Participant enters the Plan.

          (b) after the Participant's Entry Date.

     (5) The applicable period for determining Compensation shall be (select one):

x         (a) the Plan Year.

          (b) the Limitation Year.

          (c) the consecutive 12-month period ending on   ______.

B. "Disability"

         (1)  Definition

              Disability shall mean a condition which results in the Participant's (select one)"

              (a) inability  to engage in any  substantial  gainful  activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

x (b) total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a continuous period of not less than 12 months.

              (c) qualification for Social Security disability benefits.

              (d) qualifications for benefits under the Employer's long-term disability plan.

         (2)  Contributions Due to Disability (select one):

x             (a) No contributions to an Employer contributions Account will be made on behalf of a Participant due to his or her Disability.

              (b) Contributions  to an Employer  Contributions  Account  will be made on behalf of a Participant due to his or her Disability provided that: the Employer elected option (a) or (c) above as the definition of Disability, contributions are not made on behalf of a Highly Compensated Employee, the contribution is based on the compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before his or her Disability, and contributions made on behalf of such Participant will be nonforfeitable when made.
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                                       40


C.  "Early Retirement" is (select one):

x        (1)  not permitted.

         (2) permitted if a Participant terminates Employment before Normal Retirement Age and has (select one):

            (a) attained age _____.
            (b) attained age _____ and completed _____Years of Service.
            (c) attained age _____ and completed _____ Years of Service as a
                  Participant.

D. "Eligible Employees" (select one):

        (1) All Employees are eligible to participate in the Plan.

x       (2) The following Employees are not eligible to participate in the
            Plan (select all those
            applicable):

x       (a) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer or a Participating Affiliate and the Employee representatives (not including any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer or Participating Affiliate) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless the bargaining agreement provides for participation in the Plan.

x (b) non-resident aliens who received no earned income from the Employer or a Participating Affiliate which constitutes income from sources within the United States.

        (c) Employees of an Affiliate.

        (d) Employees employed in or by the following specified division, plant, location, job category or other identifiable individual or group of Employees ___:

        If item (d) above is checked, certain employees who are not Eligible Employees shall become Participants under the following circumstances: If, in any calendar quarter, there is no day on which the percentage test described in Internal Revenue Code section 410(b) is met, additional Employees shall become Participants (or, if an Employee previously became a Participant, shall resume participation) as of the beginning of the Plan Year, or if later, the date such Employee would have become a
        Participant under Article I, Section E, below. Said Employees shall become Participants in order of decreasing length of service beginning with such Employees having the longest service as of the end of such calendar quarter, until the percentage test is met.
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                                       41


E. "Entry Date"

         Entry Date shall mean (select as applicable):

              (1) If the initial Plan Year is less than twelve months, the _____
                  day of ________ and thereafter:

              (2) the first day of the Plan Year  following the date of Employee meets the eligibility requirements. If the Employer elects this option (2) establishing only one Entry Date, the eligibility "age and service" requirements elected in Article II must be no more than age 20 1/2 and 6 months of service.

              (3) the first day of the month following the date the Employee meets the eligibility requirements.

              (4) the  first  day of the  Plan  Year  and the  first  day of the seventh month of the plan Year following the date the Employee meets the eligibility requirements.

              (5) the first day of the Plan  Year,  the first day of the  fourth months of the Plan Year, the first day of the seventh month of the Plan Year, and the first day of the tenth month of the Plan Year following the date the Employee meets the eligibility requirements.

x             (6) other:  Immediately following satisfaction of eligibility requirements provided that the Entry Date or Dates selected are no later than any of the options above.

F. "Hours of Service"

         Hours of Service for the purpose of determining a Participant's Period of Severance and Year of Service shall be determined on the basis of the method specified below:

         (1) Eligibility Service: For purposes of determining whether a Participant has satisfied the eligibility requirements, the following method shall be used (select one):

x                 (a) elapsed time method
                  (b) hourly records method

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                                       42



(2) Vesting Service: A Participant's nonforfeitable interest shall be determined on the basis of the Method specified below (select one):

         (a)  elapsed time method
x        (b) hourly records method
         (c)  If  this  item  (c)  is  checked,   the  Plan  only  provides  for
              contributions that are always 100% vested and this item (2) will not apply.

(3) Hourly Records: For the purpose of determining Hours of Service under the hourly record method (select one):

x        (a) only actual hours for which an Employee is paid or entitled to payment shall be counted.
         (b) an Employee shall be credited with 45 Hours of Service if such Employee would be credited with at least 1 Hour of Service during the week.

G. "Integration Level"

x        (1)  This Plan is not integrated with Social Security.
         (2)  This Plan is integrated with Social Security.
              The Integration Level shall be (select one):

              (a) the Taxable Wage Base.
              (b) $____(a dollar amount less than the Taxable Wage Base).
              (c) _____% of the Taxable Wage Base (not to exceed 100%).
              (d) the greater of $10,000 or 20% of the Taxable Wage Base.

H. "Limitation Compensation"

For purposes of Code Section 415, Limitation Compensation shall be compensation as determined for purposes of (select one):

         (1) Code Section 415 Safe-Harbor as defined in Section 3.9.1(H)(i) of basic plan document #03.
         (2)  the "Wages, Tips and Other Compensation" Box on Form W-2.
x        (3) Code Section 3401(a) Federal Income Tax Withholding

I. "Limitation Year"

For purposes of Code Section 415, the Limitation Year shall be (select one):

x        (1) the Plan Year.
         (2) the twelve consecutive month period ending on the ___ day of the month of ____.

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                                       43


J. "Net Profits" are (select one):

x        (1) not necessary for any contribution.

         (2) necessary for (select all those applicable):

              (a) Profit-Sharing Contributions.
              (b) Matching 401(k) Contributions.
              (c) Matching Thrift Contributions.

K. "Normal Retirement Age"

Normal Retirement Age shall be (select one):

x        (1) attainment of age 59 1/2 (not more than 65) by the Participant.
         (2) attainment of age _____ (not more than 65) by the Participant or the _____ anniversary (not more than the 5th) of the first day
             the Plan Year  in  which  the  Eligible   Employee  became  a
             Participant, whichever is later.
         (3) attainment of age ____ (not more than 65) by the Participant or the _____ anniversary (not more than the 5th) of the first day on
              which  the  Eligible  Employee   performed  an  Hour  of  Service,
              whichever is later.

L. "Participant Directed Assets" are:

x        (1) permitted.
         (2) not permitted.

M. "Plan Year"

         The Plan Year shall end on the 31st day of December.

N. "Predecessor Service"

         Predecessor service will be credited (select one):

x        (1) only as required by the Plan.

         (2) to include, in addition to the Plan requirements and subject to the limitations set forth below, service with the following predecessor employer(s) determined as if such predecessors were the Employer: _____.

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                                       44



         Service with such  predecessor  employer applies [select either or both
         (a) and/or (b); (c) is only available in addition to (a) and/or (b)]:

              (a) for purposes of eligibility to participate;
              (b) for purposes of vesting;
              (c) except for the following service:______.

O. "Valuation Date"

Valuation Date shall mean (select one for each column, as applicable):

         (1) the last business day of each month.

x        (2) the last business day of each quarter within the Plan Year.

         (3) the last business day of each semi-annual period within the Plan Year.

         (4) the last business day of the Plan Year.

         (5) other: ______.

                            ARTICLE II. Participation

Participation Requirements

An  Eligible  Employee  must  meet  the  following   requirements  to  become  a
Participant (select one or more for each column, as applicable):

         (1) Performance of one Hour of Service.

         (2) Attainment of age ___ (maximum 20 1/2) and completion of ____ (not more than 1/2) Years of Service. If this item is selected, no Hours of Service shall be counted.

x (3) Attainment of age 21 (maximum 21) and completion of 1/4 Year(s) of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

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                                       45



         (4) Attainment of age ___ (maximum 21) and completion of ______ Years of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

         (5) Each Employee who is an Eligible Employee on ____ will be deemed to have satisfied the participation requirements on the effective date without regard to such Eligible Employee's actual age and/or service.

            ARTICLE III. 401(k) Contributions and Account Allocation

A. Elective Deferrals

If selected below, a Participant's Elective Deferrals will be (select all applicable):

x      (1)  a dollar amount or a percentage of Compensation, as specified by the
            Participant on his or her 401(k) Election form, which may not exceed
            20% of his or her Compensation.

       (2) with respect to bonuses, such dollar amount or percentage as specified by the Participant on his or her 401(k) Election form with respect to such bonus.

B. Matching 401(k) Contributions

If selected below, the Employer may make Matching 401(k) Contributions for each Plan Year (select one):

x        (1) Discretionary Formula:

         Discretionary Matching 401(k) Contribution equal to such a dollar amount or percentage of Elective Deferrals, as determined by the Employer, which shall be allocated (select one):

         (a) based on the ratio of each Participant's Elective Deferral for the Plan Year to the total Elective Deferrals of all Participants for the Plan Year. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $____ for each Participant or ___% of each Participant's Compensation.

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                                       46


         (b) in an amount not to exceed 50% of each Participants first 5% of Compensation contributed as Elective deferrals for the Plan Year. If any Matching 401(k) Contribution remains, it is allocated to each such Participant in an amount not to exceed _____% of the next ____% of each Participant's Compensation contributed as Elective Deferrals for the Plan Year.

Any remaining Matching 401(k) Contribution shall be allocated to each such Participant in the ratio that such Participant's Elective Deferral for the Plan Year bears to the total Elective Deferrals of all such Participants for the Plan Year. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $____ for each Participants or ____% of each Participant's Compensation.

         (2)  Nondiscretionary Formula:

         A nondiscretionary Matching 401(k) Contribution for each Plan Year equal to (select one):

              (a) ___%  of  each  Participant's   Compensation   contributed  as
                  Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $___ for each Participant or ___% of each Participant's Compensation.

              (b) ___% of the  first  ____%  of the  Participant's  Compensation contributed as Elective Deferrals and ____% of the next ____% of the Participant's compensation contributed as Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $____ for each Participant or ____% of each Participant's Compensation.

C.  Participants Eligible for Matching 401(k) Contribution Allocation

         The following Participants shall be eligible for an allocation to their Matching 401(k) Contributions Account (select all those applicable):

x        (1)  Any Participant who makes Elective Deferrals.

         (2) Any Participant who satisfies those requirements elected by the Employer for an allocation to his or her Employer contributions Account as provided in Article IV Section C.

         (3) Solely with respect to a Plan in which Matching 401(k) Contributions are made quarterly (or on any other regular interval that is more frequent than annually) any Participant whose 401(k) Election is in effect throughout such entire quarter (or other interval).

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                                       47


D.  Qualified Matching Contributions

         If  selected   below,   the  Employer  may  make   Qualified   Matching
         Contributions for each Plan Year (select all those applicable):

         (1) In its discretion, the Employer may make Qualified Matching Contributions on behalf of (select one):

             (a) all Participants who make Elective Deferrals in that Plan Year.

             (b) only  those   Participants   who  are  Nonhighly   Compensated
                  Employees and who make Elective Deferrals for that Plan Year.

         (2) Qualified Matching contributions will be contributed and allocated to each Participant in an amount equal to:

              (a) ____%  of  the  Participant's   Compensation   contributed  as
                  Elective Deferrals. If inserted, Qualified Matching Contributions shall not exceed ____% of the Participant's Compensation.

x             (b) Such an amount, determined by the Employer, which is needed to meet the ACP Test.

         (3) In its discretion, the Employer may elect to designate all or any part of Matching 401(k) Contributions as Qualified Matching Contributions that are taken into account as Elective Deferrals -- included in the ADP Test and excluded from the ACP Test -- on behalf of (select one):

            (a) all participants who make Elective Deferrals for that Plan Year.

            (b) Only participants who are Nonhighly  Compensated Employees who make Elective Deferrals for that Plan Year.

E.  Qualified Nonelective Contributions

         If  selected  below,  the  Employer  may  make  Qualified   Nonelective
         Contributions for each Plan Year (select all those applicable):

         (1) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of (select one):

              (a) all Eligible Participants.

              (b) only Eligible Participants who are Nonhighly Compensated
                  Employees.

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                                       48


         (2)  Qualified  Nonelective   Contributions  will  be  contributed  and
              allocated to each Eligible Participant in an amount equal to (select one):

              (a) ___% (no more than 15%) of the  compensation  of each Eligible
                  Participant eligible to share in the allocation.

x             (b) Such an amount determined by the Employer, which is needed to meet either the ADP Test or ACP Test.

         (3) At the discretion of the Employer, as needed and taken into account as Elective Deferrals included in the ADP Test on behalf of (select one):

              (a) all Eligible Participants.

x             (b) only those Eligible Participants who are Nonhighly Compensated
                  Employees.

F.  Elective Deferrals used in ACP Test (select one):

x        (1)  At the discretion of the Employer, Elective Deferrals may be used to satisfy the ACP Test.

         (2)  Elective Deferrals may not be used to satisfy the ACP Test.

G.  Making and modifying a 401(k) Election

         An Eligible Employee shall be entitled to increase, decrease or resume his or her Elective Deferral percentage with the following frequency during the Plan Year (select one):

         (1)  annually.
         (2)  semi-annually.
x        (3)  quarterly.
         (4)  monthly.
         (5)  other (specify): _____.

         Any such increase, decrease or resumption shall b effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Elective Deferrals at any time effective for the payroll period after written notice is provided to the Administrator.


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                                       49


         ARTICLE IV. Profit-Sharing contributions and Account Allocation

A.       Profit-Sharing Contributions

         If selected below, the following contributions for each Plan Year will be made:

         Contributions to Employer Contributions Accounts (select one):

              (a) Such an amount, if any, as determined by the Employer.
              (b) ___% of each Participant's Compensation.

B.       Allocation of Contributions to Employer Contributions Accounts
         (select one):

         (1)  Non-Integrated Allocation

              The Employer contributions Account of each Participant eligible to share in the allocation for a Plan Year shall be credited with a portion of the contribution, plus any forfeitures if forfeitures are reallocated to Participants, equal to the ratio that the Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all Participants entitled to share in the contribution.

         (2)  Integrated Allocation

              Contributions to employer contributions Accounts with respect to a Plan Year, plus any forfeitures if forfeitures are reallocated to Participants, shall be allocated to the Employer contributions Account of each eligible Participant as follows:

              (a) First,  in the ratio  that each  such  eligible  Participant's
                  Compensation for the Plan Year bears to the Compensation for that Plan Year of all eligible Participants but not in excess of 3% of each Participant's Compensation.

              (b) Second,  any remaining  contributions  and forfeitures will be allocated in the ratio that each eligible Participant's Compensation for the Plan Year in excess of the Integration Level bears to all such Participants' excess Compensation for the Plan Year but not in excess of 3%.

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                                       50


              (c) Third,  any remaining  contributions  and forfeitures  will be allocated in the ratio that the sum of each Participant's Compensation and Compensation in excess of the Integration Level bears to the sum of all Participant's Compensation and Compensation in excess of the Integration Level, but not in excess of the Maximum Profit-Sharing Disparity Rate (defined below).

              (d) Fourth,  any remaining  contributions  or forfeitures  will be allocated in the ratio that each Participant's Compensation for that year bears to all Participant's Compensation for that year.

              The Maximum Profit-Sharing Disparity Rate is equal to the lesser of:

              (a) 2.7% or

              (b) The applicable percentage determined in accordance with the following table:

         If the Integration Level is
         (as a % of the Taxable Wage
         Base ("TWB")).                     the applicable percentage is:

         20% (or $10,000 if greater)                 2.7%
         or less of the TWB

         More than 20% (but not less
         than $10,001 but not
         more than 80% of the TWB                    1.3%

         More than 80% but not less
         than 100% of the TWB                        2.4%

         100% of the TWB                             2.7%


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                                       51


C. The following Participants shall be eligible for an allocation to their Employer Contributions Account (select all those applicable):

         (1)  Any Participant who was employed during the Plan Year.

         (2) In the case of a Plan using the hourly record method for determining Vesting Service, any Participant who was credited with a Year of Service during the Plan Year.

         (3)  Any Participant who was employed on the last day of the Plan Year.

         (4) Any Participant who was on a leave of absence on the last day of the Plan Year.

         (5) Any participant who during the Plan Year died or became Disabled while an Employee or terminated employment after attaining Normal Retirement Age.

         (6) Any Participant who was credited with at least 501 Hours of Service whether or not employed on the last day of the Plan Year.

         (7) Any Participant who was credited with at least 1,000 Hours of Service and was employed on the last day of the Plan Year.

                         ARTICLE V. Thrift Contributions

                         THIS ARTICLE IS NOT APPLICABLE



                      ARTICLE VI. Participant Contributions

         Participant Voluntary Nondeductible Contributions

         Participant voluntary Nondeductible Contributions are (select one):

x        (a)  permitted
         (b)  not permitted


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                                       52


                              ARTICLE VII. Vesting

A.       Employer Contribution Accounts

(1) A Participant shall have a vested percentage in his or her Profit-Sharing Contributions, Matching 401(k) Contributions and/or Matching Thrift Contributions, if applicable, in accordance with the following schedule
         (Select one):

         (a)  100% vesting immediately upon participation

         (b)  100% after ___ (not more than 5) years of Vesting Service

x        (c)  Graded vesting schedule:

0%            after 1 year of Vesting Service;
35%           after 2 years of Vesting Service;
100%          (not less than 20%) after 3 years of Vesting Service
100%          after 7 years of Vesting Service

(2)      Top Heavy Plan

Vesting Schedule (Select one):

         (a)  100% vesting immediately upon participation

         (b)  100% after ___ (not more than 3) years of Vesting Service

x        (c)  Graded vesting schedule:

0%            after 1 year of Vesting Service;
35%           (not less than 20%) after 2 years of Vesting Service;
100%          (not less than 40%) after 3 years of Vesting Service
100%          after 6 years of Vesting Service

B.       Allocation of Forfeitures

         Forfeitures shall be (select one from each applicable column):

x        (1)  used to reduce Employer contributions for succeeding Plan Year.

         (2) allocated in the succeeding Plan Year in the ratio which the Compensation of each Participant for the Plan Year bears to the total Compensation of all Participants entitled to share in the Contributions. If the Plan is integrated with Social Security, forfeitures shall be allocated in accordance with the formula elected by the Employer.

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                                       53



C.       Vesting Service

         For purposes of determining Years of Service for Vesting Service [select (1) or (2) and/or (3)]:

x        (1)  All Years of Service shall be included.

         (2) Year of Service before the Participant attained age 18 shall be excluded.

         (3) Service with the Employer prior to the effective date of the Plan shall be excluded.

                ARTICLE VIII. Deferral of Benefit Distributions,
                        In-Service Withdrawals and Loans

A.       Deferral of Benefit Distributions

         If this item is checked, a Participant's vested benefit in his or her Employer Accounts shall be payable as soon as practicable after the earlier of: (1) the date the Participant terminates Employment due to Disability or (2) the end of the Plan Year in which a terminated Participant attains Early Retirement Age, if applicable, or Normal Retirement Age.

B.       In-Service Distributions

x (1) In-service distributions may be made from any of the Participant's vested Accounts, at any time upon or after the occurrence of the following events (select all applicable):

x        (a)  a Participant's attainment of age 59 1/2
x        (b)  due to hardships as defined in Section 5.9 of the Plan.

         (2)  In-service distributions are not permitted.

C.       Loans are:

x        (1)  permitted
         (2)  not permitted.

                             ARTICLE IX. Group Trust

                                    {Deleted}


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                                       54


                            ARTICLE X. MISCELLANEOUS

A.       Identification of Sponsor

         The address and telephone number of the Sponsor's authorized representative is 800 Scudders Mill Road, Plainsboro, New Jersey 08536;
         (609) 282-2272. This authorized representative can answer inquiries regarding the adoption of the Plan, the intended meaning of any Plan provisions, and the effect of the opinion letter.

         The Sponsor will inform the adopting Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

B.       Plan Registration

         1.   Initial Registration

              This Plan must be registered with the Sponsor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, in order to be considered a Prototype Plan by the Sponsor. Registration is required so that the Sponsor is able to provide the Administrator with documents, forms and announcements relating to the administration of the Plan and with Plan amendments and other documents, all of which relate to administering the Plan in accordance with applicable law and maintaining compliance of the Plan with the law.

              The Employer must complete and sign the Adoption Agreement. Upon receipt of the Adoption Agreement, the Plan will be registered as a Prototype Plan of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Adoption Agreement will be countersigned by an authorized representative and a copy of the countersigned Adoption Agreement will be returned to the Employer.

         2.   Registration Renewal

              Annual registration renewal is required in order for the Employer to continue to receive any and all necessary updating documents. There is an annual registration renewal fee in the amount set forth with the initial registration material. The adopting Employer authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated, to debit the account established for the Plan for payment of agreed upon annual fee; provided, however, if the assets of an account are invested solely in Participant-Directed Assets, a notice for this annual fee will be sent to the Employer annually. The sponsor reserves the right to change this fee from time to time and will provide written notice in advance of any change.

C.  Prototype Replacement Plan

     This Adoption Agreement is a replacement prototype plan for the (1) Merrill Lynch Special Prototype Defined contribution Plan and Trust - 401(k) Plan #03-004 and (2) Merrill Lynch Asset Management, Inc., Special Prototype
     Defined  contribution  Plan and  Trust -  401(k)  Plan  Adoption  Agreement
     #03-004.

D.   Reliance

     The adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. In order to obtain reliance, the Employer must apply to the appropriate Key District Director of the Internal Revenue Service for a determination letter with respect to the Plan.

                              EMPLOYER'S SIGNATURE


                 Name of Employer:  PSC Inc.

                 By:  /s/ L. Michael Hone
                          {Authorized Signature}

                          L. Michael Hone
                          {Print Name}

                          President, Chief Executive Officer and Chairman
                          {Title}

     Dated:  December 29, 1995



     TO BE COMPLETED BY MERRILL LYNCH:

     Sponsor Acceptance:

     Subject to the terms and conditions of the Prototype Plan and this Adoption Agreement, this Adoption Agreement is accepted by Merrill Lynch, Pierce, Fenner & Smith Incorporated as the Prototype Sponsor.

     Authorized Signature:  /s/ Anissa Olson